INTANGIBLE ASSETS, NET (Tables)	12 Months Ended
Dec. 31, 2021
INTANGIBLE ASSETS, NET
Schedule of Finite-Lived Intangible Assets

	As of December 31,
	2020	2021
Trademark (1)	$—	$14,983
Domain name	289	—
Software	—	445
Others	7	—
Total	296	15,428
Less: Accumulated amortization	(3)	(788)
Intangible assets, net	$293	$14,640
(1)	The trademark was identified due to the reverse acquisition of KAH with Haitaoche on June 25, 2021. It has remaining useful life of 9.5 years as of December 31, 2021.